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						Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933


                                                               March 1, 2017

                                 Pioneer Funds

          Supplement to the Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:

Fund                                            Date of Prospectus
----                                            ------------------

Pioneer Equity Income Fund                      March 1, 2017
Pioneer Flexible Opportunities Fund             March 1, 2017
Pioneer Floating Rate Fund                      March 1, 2017
Pioneer Global High Yield Fund                  March 1, 2017
Pioneer Global Multisector Income Fund          March 1, 2017
Pioneer High Yield Fund                         March 1, 2017
Pioneer ILS Interval Fund                       March 1, 2017
Pioneer Mid Cap Value Fund                      March 1, 2017

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Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement for the fund.
If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.



                                                                  30055-00-0317
                                       (C) 2017 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC